EXHIBIT 23.2







             THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          	As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into The Cleveland Electric
Illuminating Company's previously filed Registration Statements,
File No. 33-55513, No. 333-47651 and No. 333-72891.







			ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 29, 1999